I(3) International Isotopes Inc.

Section A              Contract Form and Signature Page



--------------------------------------------------------------------------------
                                              Contract Number:     PM-801
                                              Mod Number:          Orig
                                              Date:                2/06/98
--------------------------------------------------------------------------------

To:     MSS Clean Technology, Inc.            From:  International Isotopes Inc.
        3100 Smoketree Court, Suite 610       3100 Jim Christal Road
        Raleigh, NC  27604                    Denton, TX  76207

This definitive contract is made and entered into by and between International Isotopes Inc., address above, a Texas corporation, (hereinafter referred to as I(3), or "Buyer" and MSS Clean Technology Inc., a Delaware corporation, address above, hereinafter referred to as MSS, or "Seller".

Whereas, International Isotopes Inc. is in the business of supplying equipment, services, pharmaceuticals, and components to the drug industry. International Isotopes Inc. desires to obtain the services of Seller related to fabrication and installation of clean room facilities, and Seller is willing to provide such services. Accordingly, the parties have agreed as follows:

The Seller has represented to the Buyer that it has the capability and capacity without any additional Buyer furnished facilities to perform all of the work hereunder in accordance with the terms of the order, except as noted herein.

Buyer and Seller have negotiated and mutually agreed upon the Contract requirements and deliveries, established a price arrangement, and other terms and conditions as contained herein.

The Seller acceptance of this subcontract will be indicated by affixing its authorized signature to two (2) originals of this Contract and returning one executed original to I(3) no later than: February 6th, 1998.


ARTICLE A-1: INCLUSIVE SECTIONS

Section A                       Contract Form and Content


ARTICLE A-1: INCLUSIVE SECTIONS
Documents comprising this Contract are as follows:

Document                  Title
--------                  -----
Section A                 Contract Form and Content
Section B                 Schedule of Supplies, Services, and Pricing
Section C                 Statement of Work and Quality Assurance Requirements
Section D                 Packaging, Marking, and Transportation
Section E                 Qualification and Acceptance Provisions
Section F                 Delivery and Performance Schedules
Section G                 Administrative Data
Section H                 Special Contract Requirements and Provisions
Section I                 General Contract Requirements and Provisions
Section J                 List of Documents, Exhibits, and other Attachments
Section K                 Representations and Certifications


ARTICLE A-2:  TERMS AND CONDITIONS
The Buyer and Seller have mutually agreed upon the Contract requirements and established a firm fixed price for items and services listed in Section B. The terms and conditions shall be as listed in the specific sections listed above.

ARTICLE A-3:  PERIOD OF PERFORMANCE
The Period of Performance (POP) of this Contract shall be from December 5th, 1997 through May 31st, 1998. The period of performance specifically includes the design phase which was initiated by Buyer's letter of intent dated December 5th, 1997 and authorized by Buyer's letter dated December 9th, 1997.

Section B              Schedule of Supplies, Services, and Pricing


ARTICLE B-1:  DELIVERABLES

The following deliverable contract line items are herein established for this
Contract:

Line    Description                                Qty    Unit Price    Extended
Item                                                                    Price
1       Design Package Development                        $100,000      $100,000
2       Envelope System
3       HVAC System
4       Electrical System
5       Plumbing and Piping System
6       Steelwork System
7       Miscellaneous Items
8       Specialty Services
        NOTE:  Line Items 2 through 8 are
        Not Separately Priced

                                                          Total         $1,995,789

        Add-on tasks per quote dated January 28th                       $19,003



        Revised Total Fixed Price                                       $2,014,792



The above table lists the general category of facilities and services to be provided under this contract. The detailed items and services to be supplied are listed in the MSS proposal 10694/Q5737, dated January 6th, 1998, incorporated herein by reference. The items and services are further described in work statements, specifications, and drawings which are incorporated into this contract by reference in Section C and Section J.

ARTICLE B-2:  COST/PRICE
        B.2.1  FIRM FIXED PRICE

        The Firm Fixed Price for all facilities, goods, and services to be supplied under this contract is $2,014,792. All prices are in U.S. dollars. This total price includes all efforts authorized and performed under pre-contract letter authorizations issued by Buyer on December 5th, and December 9th, 1997, and on January 13th, 1998.

        B.2.2 FIXED PRICE OPTIONS--not applicable to this Contract.
        B.2.3 UNPRICED OPTIONS--not applicable to this Contract.

Section B  Schedule of Supplies, Services, and Pricing

ARTICLE B-3:  PROGRESS AND MILESTONE PAYMENTS

Progress and/or Milestone payments will be made net 30 days from receipt of properly executed invoice at the address specified below.

               International Isotopes Inc.
               3100 Jim Christal Road
               Denton, TX  76201

               Attn:  Accounts Payable, Ms J. Gillett

        B.3.1 PROGRESS PAYMENTS--not applicable to this contract.

        B.3.2 MILESTONE PAYMENTS

The following billing milestones are applicable to this contract:

------------------------------ --------------------- ------------- ----------------------
Event                             Projected Date        Event         Amount
------------------------------ --------------------- ------------- ----------------------
Initial Authorization                12/9/97                                     $50,000
------------------------------ --------------------- ------------- ----------------------
Award and Design Approval            1/30/98                                     $50,000
------------------------------ --------------------- ------------- ----------------------
MSS On-Site                           2/9/98                                    $425,000
------------------------------ --------------------- ------------- ----------------------
MSS On-Site 4 wks                     3/9/98            Note 1                  $425,000
------------------------------ --------------------- ------------- ----------------------
MSS On-Site 8 wks                     4/6/98            Note 1                  $425,000
------------------------------ --------------------- ------------- ----------------------
Satisfactory Completion              4/27/98                                    $519,003
------------------------------ --------------------- ------------- ----------------------
Final Certifications                  6/1/98                                    $120,789
------------------------------ --------------------- ------------- ----------------------
------------------------------ --------------------- ------------- ----------------------
                                                        Total                 $2,014,792
------------------------------ --------------------- ------------- ----------------------

Payment of the above billing milestones are based on satisfactory progress toward completion of the clean room facilities. If, in the sole opinion of Buyer, satisfactory progress is not being made, formal notice will be given to Seller as to the amount of payment being withheld, and the expected corrective action(s) necessary to cure the deficiency and obtain release of withheld payment.

Note 1: Payment event for these payments will be derived from the detailed construction schedule available not later than February 15th, 1998. Buyer and Seller shall mutually agree on schedule event(s) which comprise basis for payment.

Section C         Statement of Work and Quality Assurance Requirements



                             Statement of Work (SOW)

MSS is to perform all design, fabrication, installation and testing of the clean room complex as described in the proposal dated January 6th, 1998, and all related specifications and drawings. The clean room complex includes:

        Envelop system
               Clean Room Classified Areas
               Non-Classified Areas

        HVAC System

        Electrical System

        Plumbing and Piping System

        Steelwork System

        Miscellaneous and Specialty Equipment and Tasks, including:
               HVAC and Power Test & Balance
               Cleanroom Certification
               Engineering design and drawing development
               On-site Installation and Supervision
               Project Management

The work shall be performed in accordance with Attachment A to this contract, the MSS Scope of Work & Technical Specification For Cleanroom and Ancillary Area Construction fax dated January 14th, 1998. All materials shall conform to the specifications contained in that design package.

Section D                Packaging, Marking, and Transportation

MSS is responsible for the safe packaging, transportation, and delivery of the clean room components from MSS facilities to I(3) Denton, Texas facilities at 3100 Jim Christal Road.

Section E                Qualification and Acceptance Provisions

Acceptance shall be at I(3) Denton, Texas facilities. Acceptance inspection and testing shall be performed in accordance with the I(3) approved test plan and inspection procedures.

Clean Room Certification (MSS document 15191, revised by I(3) and applied as attachment B to this Contract) will be used as basis for the detailed acceptance test plan.

Section F                  Delivery and Performance Schedules

The following scheduled milestones must be met in the performance of this contract:

------------------------------ --------------------- ------------- ----------------------
Event                          Projected Date                      Item Completion
------------------------------ --------------------- ------------- ----------------------
Award and Design Approval            1/30/98                          Contract Signature
------------------------------ --------------------- ------------- ----------------------
MSS On-Site                           2/9/98                         Team/Subs in Denton
------------------------------ --------------------- ------------- ----------------------
MSS On-Site 4 wks                     3/9/98                                   See B 3.2
------------------------------ --------------------- ------------- ----------------------
MSS On-Site 8 wks                     4/6/98                                   See B 3.2
------------------------------ --------------------- ------------- ----------------------
Satisfactory Completion              4/27/98                        Successful Walk thru
------------------------------ --------------------- ------------- ----------------------
Final Certifications                  6/1/98                          All Certifications
------------------------------ --------------------- ------------- ----------------------

Section G                    Administrative Data

ARTICLE G-1:  NOTICES

Formal notices under this Contract given by either party to the other shall be in writing and transmitted via fax, followed by signed copy sent by U.S. Postal Service, Certified Mail, Return Receipt Requested (or equivalent premium package service) addressed as follows:

SELLER                              INTERNATIONAL ISOTOPES INC.
MSS Clean Technology                International Isotopes Inc.
3100 Smoketree Court, Suite 910     3100 Jim Christal Road
Raleigh, NC  27604                  Denton, TX  76207

Attn:  James Kavanaugh              Attn:  Glenn Vickery

ARTICLE 2:  POINTS OF CONTACT

The following points of contact are designated for this contract:

        Technical Issues:

SELLER                              INTERNATIONAL ISOTOPES INC.

Bill Lynch                          Bob Wetsel
MSS Clean Technology                International Isotopes Inc.
3100 Smoketree Court, Suite 910     3100 Jim Christal Road
Raleigh, NC  27604                  Denton, TX  76207
Phone:  919-876-8577                Phone:  940-484-9492
Fax:  919-876-9633                  Fax:  940-484-0877

        Contract Issues:

SELLER                              INTERNATIONAL ISOTOPES INC.

James Kavanaugh                     Glenn Vickery
MSS Clean Technology                International Isotopes Inc.
3100 Smoketree Court, Suite 910     3100 Jim Christal Road
Raleigh, NC  27604                  Denton, TX  76207
Phone:  919-876-8577                Phone:  940-484-9492
Fax:  919-876-9633                  Fax:  940-484-0877

Section H                    Special Contract Requirements and Provisions

ARTICLE H-1:  ORDER OF PRECEDENCE

In the event of any inconsistency or conflict between or among the sections of this contract, the following order of precedence shall be used to resolve the conflict:

(1) This contract, specifically Articles A and B
(2) The Specifications and Drawings, as defined in Section J.
(3) The Statement of Work, as defined in Section C.

ARTICLE H-2:  CHANGES AND WRITTEN AUTHORIZATION

Changes, extensions, or other modifications to this Contract may be made at any time during the period of performance hereof. Changes affecting scope of work, delivery schedule, or price shall require written consent of the parties hereto. Changes to this Contract will be executed only by individual(s) authorized by I(3) to make such changes. Changes will take the form of a fully executed modification to this Contract. All risk of executing any changes not authorized in writing by I(3) rests with the Seller.

ARTICLE H-3:  BUYER FURNISHED FACILITIES, EQUIPMENT, AND DATA
The following items of facilities, equipment, material, and data shall be supplied by I(3) to the Seller for use in the performance of work under this subcontract:

Buyer will provide Seller with access to facilities at 3100 Jim Christal Road, Denton, TX for the purpose of erecting Clean Room and supporting facility improvements. Facility support will be provided by I(3) as listed in EXCLUSIONS/CLARIFICATIONS section of the MSS proposal dated January 6th, 1998, except for items 1, 2, 4, and 5, which were incorporated into this contract from Seller's quote dated January 28th, 1998.

If items are supplied by I(3) but not consumed in the performance of work under this Contract, they shall be returned at the end of performance in usable condition, normal wear and tear excepted, freight prepaid. Data supplied by I(3) shall be packaged for protection and returned to I(3) via First Class Mail at the completion of performance.

ARTICLE H-4:  WARRANTY

MSS shall provide a One-year parts, materials, and installation warranty on all clean room elements and components provided by or installed under the supervision of MSS. Warranty items supplied by MSS which do not pass FDA validation must be corrected within 15 days of notice from I(3).

Section H                           Special Contract Requirements and Provisions

ARTICLE H-5:  PROPRIETARY DATA

In the event either buyer or seller is required or finds it necessary to provide company private or proprietary data to the other party during the performance of this Contract, Buyer and Seller agree to afford such data with the protection necessary to preclude its inadvertent disclosure to unauthorized parties. Such data must be destroyed or returned to originator upon request. Should destruction be requested, the party in possession of the data shall certify its destruction by letter to the party who originated the data.

ARTICLE H-6:  DISPUTES

In the event of a dispute arising between the parties during the performance of this Contract, such dispute shall be resolved through arbitration as defined:

        Arbitration

        (a) As concluded by the parties to this Contract on the advise of their counsel, and as evidenced by the signatures of the parties hereto, it is agreed that all questions as to rights and obligations arising over the terms of this Contract are subject to arbitration except disputes in which less than $50,000 is in controversy, and such arbitration shall be governed by the provisions of the Texas General Arbitration Act.

        (b) If a dispute should arise under this Contract, either party may within 30 days after the date on which such dispute arises make a demand for arbitration by filing a demand in writing with the other. The parties to this Contract may agree on one arbitrator, but in the event that they cannot do so there shall be three arbitrators, one named in writing by each of the parties within 60 days after demand for arbitration is made, and a third to be chosen by the two so named. Should either party fail to timely join in the appointment of the arbitrators, the arbitrators shall be appointed in accordance with the provisions of Texas Civil Practice and Remedies Code, Section 171.003.

        (c) All arbitration hearings conducted under the terms of this Contract, and all judicial proceedings to enforce any of the provisions of this Contract, shall take place in Denton County, Texas.

        (d) If there is only one arbitrator, his or her decision shall be binding and conclusive on the parties. If there are three arbitrators, the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrators and the rendering of their decision shall be a conditions precedent to any right of legal action on the dispute.

        (e) The cost and expenses for arbitrators, including the fees of the arbitrators, shall be borne by the losing party or in such proportions as the arbitrators shall determine.

Section H                           Special Contract Requirements and Provisions

ARTICLE H-7:  TERMINATION
This contract may be terminated, under any of the following circumstances, by Buyer by giving 30 days formal notice to Seller.

        a. Termination for Default; For any material breach by Seller; the Default provisions in H-8 below shall apply.

        b. Termination for Convenience of Buyer; Buyer to pay actual and reasonable costs through date of termination; fee settlement will be negotiated between Buyer and Seller.

        c. Completion of the Contract; a properly executed Release of Claims may be required by Buyer.
        termination.

ARTICLE H-8:  DEFAULT BY SELLER AND REMEDIES

The following shall constitute events of default by Seller pursuant to this
Contract:

a. Seller fails to comply with any covenant, condition, requirement or obligation required of Seller hereunder and such failure is not cured within 5 days after written notice of such failure is provided to Seller by Buyer;

b. Seller makes an assignment of Seller's business for the benefit of creditors;

c. A petition of bankruptcy is filed by or against Seller;

d. A receiver, trustee in bankruptcy, or similar officer is appointed to take control of all or part of Seller's property; or

e. Seller is adjudicated a bankrupt.

In the event of such default International Isotopes may terminate this agreement and sue for damages or pursue any other remedy available to it at law or in equity.

ARTICLE H-9:  LIQUIDATED DAMAGES--not used.

Section I                           General Contract Requirements and Provisions

ARTICLE I-1:  GOVERNING LAW AND FORM
This Contract shall in all respects be interpreted, construed, and governed by and in accordance with the laws of the State of Texas, disregarding any conflict of law provisions which may require the application of the law of another jurisdiction. Any action to enforce, or which arises out of or in any way relates to, any of the provisions of this Contract shall be brought and prosecuted in such court or courts located within the State of Texas as provided by law; and the parties consent to the jurisdiction of said court or courts located within the State of Texas, and to service or process by registered mail, return receipt requested, or by any other manner provided by the law of the State of Texas.

ARTICLE I-2:  CONFIDENTIALITY AGREEMENT
Sellers performing work for I(3) are required to sign the company's Confidentiality Agreement, which is attached hereto and incorporated into this Contract by this reference.

ARTICLE I-3: PUBLICITY Neither party to this Contract may use the name of the other in news releases, publicity, advertising, or product/service promotions without the prior written consent of the other. I(3) reserves the right to review and approve the content of any publicity materials prepared for release by the Seller wherein that material refers to I(3) or the work covered by this Contract.

ARTICLE I-4:  COUNTERPARTS
This Contact may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute and be the same instrument. All schedules, exhibits and documents referred to Article A-1 hereof, are incorporated herein and expressly made a part of this Contract as though completely set forth herein. All references to this Contract herein or in any of the schedules, exhibits or documents referred to in Article A-1 and attached hereto shall be deemed to refer to this entire Contract, including all schedules, exhibits and attachments.

ARTICLE I-5:  INDEMNIFICATION
Seller shall defend, indemnify and hold harmless Buyer and its directors, shareholders, officers, employees, agents, consultants, representatives, affiliates, successors and assigns from and against any and all claims, liabilities, obligations, losses, costs, expenses (including without limitation, reasonable legal expenses), litigation, proceedings, fines, taxes, levies, duties, deficiencies, assessments, charges, penalties, allegations, demands, damages (including by not limited to actual, punitive or consequential, foreseen or unforeseen, known or unknown, fixed or contingent, and matured or unmatured), civil and criminal violations of law, settlements and judgments of any kind or nature whatsoever, which may incur or arise out of the performance of Seller's duties and obligations hereunder.

Section I                           General Contract Requirements and Provisions

ARTICLE I-6:  ASSIGNABILITY
This Contract shall not be assignable by either party without the express written consent of the other except for assignments to subsidiaries or affiliates of the parties hereto, provided that such assignment or assignments shall not relieve the assigning party of any obligation or liability under this Contract.

ARTICLE I-7:  HEADINGS
The headings and subheadings hereof are inserted for the convenience of reference only and shall not affect the interpretation of this Contract.

ARTICLE I-8:  BINDING EFFECT
This Contract shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns to the parties hereto.

ARTICLE I-9:  WAIVERS
Any waiver of rights hereunder must be set forth in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Contract shall not in any way affect, limit or waive either party's rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

ARTICLE I-10:  SEVERABILITY
If and to the extent that any court of competent jurisdiction holds any provisions, or any part thereof, of this Contract to be invalid or enforceable, such holdings shall in no way affect the validity of the remainder of this Contract.

ARTICLE I-11:  ENTIRE AGREEMENT
This Contract constitutes the entire agreement of the parties with respect to the subject matter hereto and supersedes all previous agreements, understandings or discussions with respect to the subject matter hereof.

Section J                     List of Documents, Exhibits, and other Attachments

The following table of drawings (issue in effect at time of award unless changed below) shall define the facility to be designed, built, installed, and delivered under this contract:

For plumbing and electrical requirements, the provisions of the Conceptual Design Summary shall apply until the formal drawings are received and approved by Buyer.

----------------------------------------------------------------------------------
Sheet             Title                              Date           Rev
----------------- ---------------------------------- -------------- --------------
M-1               Symbols & Abbreviations            1/14/98
----------------- ---------------------------------- -------------- --------------
M-2               Flow Schematic                     1/14/98
----------------- ---------------------------------- -------------- --------------
M-3               Flow Schematic                     1/14/98
----------------- ---------------------------------- -------------- --------------
M-4               Equipment Schedules                1/14/98
----------------- ---------------------------------- -------------- --------------
M-5               Make Up Air Duct Plan              1/14/98
----------------- ---------------------------------- -------------- --------------
M-6               Recirc Ductwork Plan               1/14/98
----------------- ---------------------------------- -------------- --------------
M-7               Exhaust Ductwork Plan              1/14/98
----------------- ---------------------------------- -------------- --------------
M-8               HVAC Piping Plan                   1/14/98
----------------- ---------------------------------- -------------- --------------
M-9               Mechanical Sections                To Be
                                                     Produced
----------------- ---------------------------------- -------------- --------------
M-10              Mechanical Sections                To Be
                                                     Produced
----------------- ---------------------------------- -------------- --------------
M-11              Mechanical Details                 1/14/98
----------------- ---------------------------------- -------------- --------------
M-12              Mechanical Details                 1/14/98
----------------- ---------------------------------- -------------- --------------

P-1               Process Piping Plan                TBP
----------------- ---------------------------------- -------------- --------------
P-2               Drain Systems Plan                 TPB
----------------- ---------------------------------- -------------- --------------
P-3               Plumbing Details                   TBP
----------------- ---------------------------------- -------------- --------------
P-4               Plumbing Details                   TBP
----------------- ---------------------------------- -------------- --------------
P-5               Plumbing Details                   TBP
----------------- ---------------------------------- -------------- --------------

E-1               One Line Diagram                   1/14/98
----------------- ---------------------------------- -------------- --------------
E-2               Electrical Floor Plan              TBP
----------------- ---------------------------------- -------------- --------------
E-3               Lighting Plan                      TBP
----------------- ---------------------------------- -------------- --------------
E-4               Power Plan                         TBP
----------------- ---------------------------------- -------------- --------------
E-5               Electrical Details                 TBP
----------------- ---------------------------------- -------------- --------------
E-6               Panel Schedules                    TBP
----------------------------------------------------------------------------------

Section J                     List of Documents, Exhibits, and other Attachments

----------------------------------------------------------------------------------
Sheet             Title                              Date           Rev
----------------- ---------------------------------- -------------- --------------
5737-0601         Cleanroom Ceiling Interface        1/8/98
                  Detail
----------------- ---------------------------------- -------------- --------------
5737-0602         Ancillary Area Ceiling Interface   1/8/98
                  Detail
----------------- ---------------------------------- -------------- --------------
5737-0603         Cleanroom Flooring Interface       1/13/98
                  Detail
----------------- ---------------------------------- -------------- --------------
5737-0604         Ancillary Area Flooring            1/13/98
                  Interface Detail
----------------- ---------------------------------- -------------- --------------
7384-98           Steel Systems Mezzanine            1/13/98
----------------- ---------------------------------- -------------- --------------


M-4, Equipment Schedules, provides the list and specifications of major equipment items.

Section J                     List of Documents, Exhibits, and other Attachments

This West Building Conceptual Design Summary provides a summary of the facility design requirements/specifications which must be met:

--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
Room No.  Room Name                   Cleanroom     Dimensions    Area     Temp    Humidity   Velocity   ACPH
                                     Classification   (LxWxH)      SqFt    F +/-    %RH +/-     FPM
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
   1      Process Materials Storage  N/A           12x11x8        132     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
   2      Airlock #1                 100,000       12x11x8        132     70 +/-2     <60               20
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
   3      RadioPharm Lab #1          10,000        12x15x9        180     70 +/-2     <60               60
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   4      RadioPharm Lab #2          10,000        12x15x9        180     70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   5      RadioPharm Lab #3          10,000        12x15x9        180     70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   6      RadioPharm Lab #4          10,000        12x15x9        180     70 +/-2     <60               60
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   7      RadioPharm Lab #5          10,000        12x15x9        180     70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   8      RadioPharm Lab #6          10,000        12x15x9        180     70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   9      Hallway                    10,000        12x5.5x9       66      70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   10     Airlock #2                 100,000       24x5.5x9       132     70 +/-2     <60               20
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   11     Autoclave & Storage        N/A           16x20.5x8      328     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   12     Assay                      N/A           16x15x8        240     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   13     Lead Pig Storage           N/A           11x10x8        110     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   14     Radiological Control Area  N/A           11x10x8        110     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   15     Hallway                    N/A           271x6.5x8      1762    70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   16     QC Analytical Lab          N/A                          355.5   70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   17     Pre Package 1              N/A           12x15x8        180     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   18     Vial Fill #1               1,000         12x18x8        216     70 +/-2     <60               40
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   19     Airlock 100K               100,000                      45      70 +/-2     <60               20
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   20     Airlock 10K                10,000                               70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   21     Vial Fill #2               1,000         12x18x8        216     70 +/-2     <60               40
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   22     Cold Chemistry             100,000                      278.5   70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   23     Pre Package 2              N/A           12x18x8        216     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   24     Airlock 100K               100,000       7.5x6x8        45      70 +/-2     <60               20
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   25     Airlock 10K                10,000        7.5x6x8        45      70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   26     Airlock 1K                 1,000         8x8x8          64      70 +/-2     <60               40
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   27     Aseptic Vials Receiving    100           16x8x8         128     70 +/-2     <60     90+/-18   60
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   28     Records                    N/A           16x10x8        160     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   29     QC Radiometric             N/A           16x10x8        160     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   30     Radio Assay                N/A           16x10x8        160     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   31     Glass Washing Vial         N/A                          483.5   70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   32     Quarantine                 N/A           12x7x8         84      70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   33     Label Storage              N/A           12x7x8         84      70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   34     Stability                  N/A           16x9x8         144     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   35     HP Lab                     N/A           16x9x8         144     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   36     Label Room                 N/A           16x9x8         144     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   37     Radiological Control Area  N/A           9x9x8          81      70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   38     Frisk Room                 N/A           5x8x8          40      70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   39     Men's Lockers              N/A                          198     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   40     Men's Sinks                N/A                          112     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   41     Men's Toilets              N/A                          115     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   42     Rad Gowning                N/A           13.5x11x8      148.5   70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   43     cGMP Cleaning Materials    N/A           5x8x8          40      70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   44     Women's Lockers            N/A                          198     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   45     Women's Sinks              N/A                          104     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   46     Women's Toilets            N/A                          109     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   47     Airlock 100K               100,000       5x9x8          45      70 +/-2     <60               20
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   48     Airlock 10K                10,000        5x9x8          45      70 +/-2     <60               30
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   49     Sterility Lab              1,000         15x9x8         135     70 +/-2     <60               40
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   50     Micro Prep                 N/A           25x9x8         225     70 +/-2     <60               10
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
                                                                  9,032
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
Room No.  Room Name                   Cleanroom     Dimensions    Area     Temp    Humidity   Velocity   ACPH
                                     Classification   (LxWxH)      SqFt    F +/-    %RH +/-     FPM
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
   51     Chemistry Records          N/A           18x17x8        306     70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   52     Micro Lab                  N/A           15x9x8         135     70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   53     Incubator                  N/A           9x25x8         225     70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   54     QA Records                 N/A           18x27x8        486     70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   59     Hallway                    N/A           25x6.5x8       163     70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   60     Unpacking Room             N/A                                  70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- --------- --------- -------
   61     Autoclave Tech Room        N/A                                  70 +/-2    <60                10
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
          Total - Rooms 51-54                                      1,446
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
          Total - Rooms 1-50                                       9,032
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------
          Total Square Footage                                    10,478
--------- -------------------------- ------------- -------------- ------- -------- ---------- --------- -------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
Room No.  Room Name                  Number       Light      Diff.     Exhaust   Heat Gain   Air Flow   Supply
                                     of People  Level (FC) Pressure    (CFM)       (KW)
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   1      Process Materials Storage  0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   2      Airlock #1                 1          75                                          OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   3      RadioPharm Lab #1          1          75                   1315                   OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   4      RadioPharm Lab #2          1          75                   350                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   5      RadioPharm Lab #3          1          75                   350                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   6      RadioPharm Lab #4          1          75                   1315                   OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   7      RadioPharm Lab #5          1          75                   350                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   8      RadioPharm Lab #6          1          75                   350                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   9      Hallway                    0          75                                          OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   10     Airlock #2                 1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   11     Autoclave & Storage        0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   12     Assay                      3          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   13     Lead Pig Storage           0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   14     Radiological Control Area  1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   15     Hallway                    2          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   16     QC Analytical Lab          1          75                   965                    RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   17     Pre Package 1              2          75                   965                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   18     Vial Fill #1               1          75                   350                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   19     Airlock 100K               1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   20     Airlock 10K                0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   21     Vial Fill #2               1          75                   350                    OT        DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   22     Cold Chemistry Lab         1          75                   1930                   RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   23     Pre Package 2              0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   24     Airlock 100K               1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   25     Airlock 10K                1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   26     Airlock 1K                 1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   27     Aseptic Vials Receiving    1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   28     Records                    1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   29     QC Radiometric                        75                   1930                   RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   30     Radio Assay                1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   31     Glass Washing Vial         1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   32     Quarantine                 0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   33     Label Storage              0          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   34     Stability                  0          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   35     HP Lab                     0          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   36     Label Room                 0          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   37     Radiological Control Area  0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   38     Frisk Area                 0          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   39     Men's Lockers              3          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   40     Men's Sinks                2          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   41     Men's Toilets              2          50                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   42     Rad Gowning                1          100                                         RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   43     cGMP Cleaning Materials    0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   44     Women's Lockers            3          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   45     Women's Sinks              2          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   46     Women's Toilets            2          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   47     Airlock 100K               0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   48     Airlock 10K                0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   49     Sterility Lab              0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   50     Micro Prep                 1          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
Room No.  Room Name                  Number     Light       Diff.     Exhaust   Heat Gain   Air Flow   Supply
                                     of People  Level (FC) Pressure    (CFM)       (KW)
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   51     Chemistry Records          2          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   52     Micro Lab                  0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   53     Incubator                  0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   54     QA Records                 2          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   59     Hallway                    0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   60     Unpacking                  0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   61     Autoclave Tech Room        0          75                                          RECIRC    DUCTED
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
Room No.  Room Name                   Return       HVAC      Floor     Wall      Ceiling     Fire        Other
                                       Type        Zone      Type      Type       Type       Protect
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   1      Process Materials Storage  DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   2      Airlock #1                 DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   3      RadioPharm Lab #1          DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   4      RadioPharm Lab #2          DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   5      RadioPharm Lab #3          DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   6      RadioPharm Lab #4          DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   7      RadioPharm Lab #5          DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   8      RadioPharm Lab #6          DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   9      Hallway                    DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   10     Airlock #2                 DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   11     Autoclave & Storage        DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   12     Assay                      DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   13     Lead Pig Storage           DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   14     Radiological Control Area  DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   15     Hallway                    DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   16     QC Analytical Lab          DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   17     Pre Package 1              DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   18     Vial Fill #1                DBWALL               1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   19     Airlock 100K               DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   20     Airlock 10K                DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   21     Vial Fill #2               DBWALL                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   22     Cold Chemistry Lab         DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   23     Pre Package 2              DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   24     Airlock 100K               DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   25     Airlock 10K                DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   26     Airlock 1K                 DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   27     Aseptic Vials Receiving    DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   28     Records                    DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   29     QC Radiometric             DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   30     Radio Assay                DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   31     Glass Washing Vial         DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   32     Quarantine                 DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   33     Label Storage              DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   34     Stability                  DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   35     HP Lab                     DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   36     Label Room                 DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   37     Radiological Control Area  DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   38     Frisk Room                 DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   39     Men's Lockers              DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   40     Men's Sinks                DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   41     Men's Toilets              DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   42     Decontamination            DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   43     Women's Restroom           DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   44     Women's Lockers            DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   45     Women's Sinks              DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   46     Women's Toilets            DBWALL                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   47     Airlock 100K               DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   48     Airlock 10K                DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   49     Sterility Lab              DUCTED                1 Piece    Smooth      T-Grid    SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   50     Micro Prep                 DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
Room No.  Room Name                   Return       HVAC      Floor     Wall      Ceiling     Fire        Other
                                       Type        Zone      Type      Type       Type       Protect
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   51     Chemistry Records          DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   52     Micro Lab                  DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   53     Incubator                  DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   54     QA Records                 DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   59     Hallway                    DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   60     Unpacking Room             DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------
   61     Autoclave Tech Room        DUCTED                1 Piece    Smooth       SUSP     SPRNK
--------- -------------------------- ---------- ---------- --------- ---------- ----------- --------- ----------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ------------------------------------------------------------------------
Room No.  Room Name                                                 Equipment
--------- -------------------------- ------------------------------------------------------------------------
   1      Process Materials Storage
--------- -------------------------- ------------------------------------------------------------------------
   2      Airlock #1
--------- -------------------------- ------------------------------------------------------------------------
   3      RadioPharm Lab #1          Controlled Process Box (Class 100), Filling Machine, Movable Clean Air
                                     Projector
--------- -------------------------- ------------------------------------------------------------------------
   4      RadioPharm Lab #2          Controlled Process Box (Class 100), Filling Machine, Movable Clean Air
                                     Projector
--------- -------------------------- ------------------------------------------------------------------------
   5      RadioPharm Lab #3          Controlled Process Box (Class 100), Filling Machine, Movable Clean Air
                                     Projector
--------- -------------------------- ------------------------------------------------------------------------
   6      RadioPharm Lab #4          Controlled Process Box (Class 100), Filling Machine, Movable Clean Air
                                     Projector
--------- -------------------------- ------------------------------------------------------------------------
   7      RadioPharm Lab #5          Controlled Process Box (Class 100), Filling Machine, Movable Clean Air
                                     Projector
--------- -------------------------- ------------------------------------------------------------------------
   8      RadioPharm Lab #6          Controlled Process Box (Class 100), Filling Machine, Movable Clean Air
                                     Projector
--------- -------------------------- ------------------------------------------------------------------------
   9      Hallway
--------- -------------------------- ------------------------------------------------------------------------
   10     Airlock #2
--------- -------------------------- ------------------------------------------------------------------------
   11     Autoclave & Storage        Autoclave, Pyrogen Oven
--------- -------------------------- ------------------------------------------------------------------------
   12     Assay                      4 Dose Calibrator Ionization Chambers, Computer
--------- -------------------------- ------------------------------------------------------------------------
   13     Lead Pig Storage
--------- -------------------------- ------------------------------------------------------------------------
   14     Radiological Control Area
--------- -------------------------- ------------------------------------------------------------------------
   15     Hallway
--------- -------------------------- ------------------------------------------------------------------------
   16     QC Analytical Lab
--------- -------------------------- ------------------------------------------------------------------------
   17     Pre Package 1
--------- -------------------------- ------------------------------------------------------------------------
   18     Vial Fill #1
--------- -------------------------- ------------------------------------------------------------------------
   19     Airlock 100K
--------- -------------------------- ------------------------------------------------------------------------
   20     Airlock 10K
--------- -------------------------- ------------------------------------------------------------------------
   21     Vial Fill #2
--------- -------------------------- ------------------------------------------------------------------------
   22     Cold Chemistry
--------- -------------------------- ------------------------------------------------------------------------
   23     Pre Package 2              Crimping Machine, Moveable Clean Air Projector
--------- -------------------------- ------------------------------------------------------------------------
   24     Airlock 100K
--------- -------------------------- ------------------------------------------------------------------------
   25     Airlock 10K
--------- -------------------------- ------------------------------------------------------------------------
   26     Airlock 1K
--------- -------------------------- ------------------------------------------------------------------------
   27     Aseptic Vials Receiving    Stoppering Machine
--------- -------------------------- ------------------------------------------------------------------------
   28     Quarantine
--------- -------------------------- ------------------------------------------------------------------------
   29     QC Radiometric
--------- -------------------------- ------------------------------------------------------------------------
   30     Radio Assay                HPGe Gamma Detector
--------- -------------------------- ------------------------------------------------------------------------
   31     Glass Washing Vial         Vial Washer, Stopper Washer, Dbl Door Autoclave, Dbl Door Hot Air
                                     Sterilizer
--------- -------------------------- ------------------------------------------------------------------------
   32     Quarantine
--------- -------------------------- ------------------------------------------------------------------------
   33     Label Storage              Labeling Machine
--------- -------------------------- ------------------------------------------------------------------------
   34     Stability                  Stability Chambers
--------- -------------------------- ------------------------------------------------------------------------
   35     HP Lab                     Misc HP Equipment/Detectors
--------- -------------------------- ------------------------------------------------------------------------
   36     Label Room                 Computer/Printer
--------- -------------------------- ------------------------------------------------------------------------
   37     Radiological Control Area
--------- -------------------------- ------------------------------------------------------------------------
   38     Frisk Room                 Survey Instruments
--------- -------------------------- ------------------------------------------------------------------------
   39     Men's Lockers
--------- -------------------------- ------------------------------------------------------------------------
   40     Men's Sinks
--------- -------------------------- ------------------------------------------------------------------------
   41     Men's Toilets
--------- -------------------------- ------------------------------------------------------------------------
   42     Gowning
--------- -------------------------- ------------------------------------------------------------------------
   43     cGMP Cleaning Materials
--------- -------------------------- ------------------------------------------------------------------------
   44     Women's Lockers
--------- -------------------------- ------------------------------------------------------------------------
   45     Women's Sinks
--------- -------------------------- ------------------------------------------------------------------------
   46     Women's Toilets
--------- -------------------------- ------------------------------------------------------------------------
   47     Airlock 100K
--------- -------------------------- ------------------------------------------------------------------------
   48     Airlock 10K
--------- -------------------------- ------------------------------------------------------------------------
   49     Sterility Lab
--------- -------------------------- ------------------------------------------------------------------------
   50     Micro Prep
--------- -------------------------- ------------------------------------------------------------------------

Section J                     List of Documents, Exhibits, and other Attachments

--------- -------------------------- ------------------------------------------------------------------------
Room No.  Room Name                                                 Equipment
--------- -------------------------- ------------------------------------------------------------------------
   51     Chemistry Records
--------- -------------------------- ------------------------------------------------------------------------
   52     Micro Lab
--------- -------------------------- ------------------------------------------------------------------------
   53     Inclubator                 Incubators
--------- -------------------------- ------------------------------------------------------------------------
   54     QA Records
--------- -------------------------- ------------------------------------------------------------------------
   59     Hallway
--------- -------------------------- ------------------------------------------------------------------------
   60     Unpacking Room
--------- -------------------------- ------------------------------------------------------------------------
   61     Autoclave Tech Room        Autoclave
--------- -------------------------- ------------------------------------------------------------------------

Section J                     List of Documents, Exhibits, and other Attachments

                                                                 Utilities Schedule
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
Room No.  Room Name                TW      PW      SD     FD      HD     IC     WFI     CA      N(2)   VAC
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   1      Process Materials
          Storage
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   2      Airlock #1              x      .       x
                                                 +sink
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   3      RadioPharm Lab #1              .       .               x-GB   x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   4      RadioPharm Lab #2              .                       x-GB   x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   5      RadioPharm Lab #3              .                       x-GB   x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   6      RadioPharm Lab #4              .       x               x-GB   x      x       x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   7      RadioPharm Lab #5              .                       x-GB   x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   8      RadioPharm Lab #6              .                       x-GB   x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   9      Hallway
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   10     Airlock #2
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   11     Autoclave & Storage     x      x       x       x              x                             x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   12     Assay
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   13     Lead Pig Storage                                                             x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   14     Radiological Control
          Area
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   15     Hallway
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   16     QC Analytical  Lab      x      x       x                      x              x      x       x-
                                                                                       -hood  -hood   hood
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   17     Pre Package Lab                                               x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   18     Vial Fill #1                   x       x                x     x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   19     Airlock 100K                           x+sink
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   20     Airlock 10K
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   21     Vial Fill #2                   x                      x       x              x-GB   x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   22     Cold Chemistry Lab             x       x                      x      x              x-GB    x-GB
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   23     Pre Package 2                                                                x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   24     Airlock 100K            x              x+sink
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   25     Airlock 10K
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   26     Airlock 1K
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   27     Aseptic Vials                                                                x
          Receiving
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   28     Quarantine
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   29     QC Radiometric          x      x       x                                     x      x       x
                                                                                       -hood  -hood   -hood
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   30     Radio Assay
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   31     Glass Washing Vial      x      x       x+sink  3x             x      x       x      x       x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   32     Quarantine
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   33     Label Storage                                                                x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   34     Stability                                      x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   35     HP Lab                                                        x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   36     Label Room
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   37     Radiological Control
          Area
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   38     Frisk Room              x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   39     Men's Lockers           x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   40     Men's Sinks             x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   41     Men's Toilets           x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   42     Degowning               .              .
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   43     cGMP Closet             x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   44     Women's Lockers         x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   45     Women's Sinks           x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   46     Women's Toilets         x              x
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   47     Airlock 100k            x              x+sink
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   48     Airlock 10K
--------- ----------------------- ------ ------- ------- ------ ------- ------ ------- ------ ------- ------
   49     Sterility Lab 1k
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   50     Micro Prep              x      x       x
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   51     Chemistry Records
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   52     Micro Lab               x      x       x                                             x      x
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   53     Incubator                                                                            x      x
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   54     QA Records
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   59     Hallway
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   60     Unpacking Room
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------
   61     Autoclave Tech Room                            x
--------- ----------------------- ------ ------  ------- ------ ------  ------ ------- ------- ------ ------


TW=Hot and Cold Tap Water PW=Purified Water USP SD=Sink Drain FD=Floor Drain VAC=Vacuum N2 =Nitrogen HD=Drain for radioactive liquids IC=Intercom System SCS=Safety Communication System CA=Compressed Air GB=Glove Box -Provide Valved Connection 4' from corner/ 8' above FFL

Section K                                     Representations and Certifications

ARTICLE K-1: CORPORATE STATUS Seller is a Sole Proprietorship __N/A___.

Seller is a Partnership duly organized, valid and existing and in good standing under the laws of ______N/A_________.

Seller is a Corporation duly organized, valid and existing and in good standing under the laws of Delaware.

ARTICLE K-2:  AUTHORITY

The execution, delivery and performance of this Contract and all other agreements, instruments and documents to be delivered hereunder have been duly and validly authorized by the Board of Directors of Seller or other appropriate authority. No other action must be taken to make this Contract and all other agreements, instruments and documents to be executed and delivered hereunder, valid and legally binding upon Seller in accordance with their respective terms, subject to general principles of equity and accept as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to creditors' rights.

ARTICLE K-3:  COMPLIANCE WITH LAW

Seller has complied with and is not in violation of applicable statutes, laws and regulations which would affect its ability to perform its respective obligations hereunder.

ARTICLE K-4:  WORKMAN'S COMPENSATION INSURANCE

Seller certifies that during the term of this contract that he will maintain, at his expense workmen's compensation insurance and comprehensive liability insurance, providing coverage against liability for bodily injury, death, and property damage, in the minimum amount of $1,000,000 per occurrance. Certificates regarding such coverage are available upon request.

                                 Signature Page

--------------------------------------------------------------------------------
                                                   Contract Number:     PM-801
                                                   Mod Number:          Orig
                                                   Date:                2/06/98
--------------------------------------------------------------------------------

The above pages, through this page and including any attachments referenced herein, constitute the full content of this contract between International Isotopes Inc. and MSS Technologies.

SIGNATURES

Executed as of February 5, 1998

SELLER                       INTERNATIONAL ISOTOPES INC.

By:     /s/ James Kavanagh   By:    /s/ Ira Lon Morgan      By:   /s/ Tomy Thompson
        ------------------          --------------------           ------------------
Name:   James Kavanagh       Name:  Ira Lon Morgan          Name:  Tommy Thompson
Title:  Vice-President       Title: Chairman                Title: Exec. Vice President
Date:   2/5/98               Date:  2/5/98                  Date:  2/5/98